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                            SUBSCRIPTION AGREEMENT

                          ACQUISITION CORPORATION II


RE:      ACQUISITION CORPORATION II
         (the "Company")

Gentlemen:

         1.       Receipt of Description Statement.

                  The undersigned ("Undersigned" or "Subscriber") hereby acknowledges receipt of one copy of the Description Statement for the Company, dated August 29, 1995 (the "Statement"). All of the terms and provisions of the Statement are incorporated herein by reference and the Undersigned acknowledges that the Undersigned has read the same.

         2.       Acceptance of Subscription.

                  2.1 Execution of this Agreement by the Undersigned shall constitute an offer by the Undersigned to subscribe for shares of the Company ("Shares") in the amount and on the terms and conditions specified herein. It is understood and agreed that the Company, in its sole discretion and for any reason whatsoever, shall have the right to accept or reject this Subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the president of the Company.

                  2.2 Deposit and collection of the check paid simultaneously herewith shall not be deemed acceptance of the offer by the Undersigned to subscribe for the Shares. The sole evidence for such acceptance is a counterpart of this Subscription Agreement duly executed by the Company and delivered to the Undersigned. The Undersigned acknowledges that until such execution and delivery, such offer has not been accepted and that no sale to him of a Unit has occurred.

         3. Subscription for Shares: Delivery of the Capital Contribution; Escrow Thereof.

                  3.1 The Undersigned hereby subscribes for and agrees to purchase ____________ Shares and irrevocably tenders this Subscription Agreement together with a check in the amount of $___________ ($0.10 per Share) representing payment of the Capital Contribution for said Shares.

                  3.2 The delivery of the check, payable to Acquisition Corporation II, and this Agreement, is being made and sent to W. Raymond Felton, Esq., c/o Greenbaum, Rowe, Smith, Ravin & Davis, P.O. Box 5600, Woodbridge, New Jersey 07095. In the alternative, the Capital Contribution may be made by wire transfer pursuant to instructions which may be obtained from the Company.



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         4.       Representations and Warranties of the Undersigned.

                  The undersigned hereby represents and warrants to the Company, the following facts and understandings:

                  4.1 The Undersigned has received and read and is familiar with the Statement. The Undersigned is not relying on any offering literature or prospectus other than the Statement and no oral representations or warranties have been made to him. The Company assumes no responsibility for the accuracy or adequacy of the information contained in the Statement.

                  4.2 The Undersigned is familiar with the activities of the Company and recognizes that the Company is now being organized for this venture and has no material history and an investment in the Shares involves a substantial degree of risk.

                  4.3 The Undersigned has been advised by the Company to consult with the Undersigned's own personal tax advisor to determine the effect of an investment in the Company on the Undersigned's Federal income tax status.

                  4.4 All documents, records and books pertaining to this investment have been made available for inspection by the Undersigned or, if applicable, Undersigned's attorney and/or accountant and/or "Purchaser Representative" (as set forth in Paragraph 4.15 hereof); and the Undersigned understands that the books and records of the Company will be available during reasonable business hours at its principal place of business.

                  4.5 The Undersigned and/or his attorney and/or accountant and/or Purchaser Representative has had the opportunity to obtain any additional information requested necessary to verify the accuracy of the contents of the Statement, and to confer with the officers of the Company and to ask questions of, and receive answers from, the Company or a person authorized to act on its behalf concerning the terms and conditions of the transaction or the Statement, and any additional information requested was supplied to the Undersigned and/or such attorney and/or accountant and/or Purchaser Representative.

                  4.6 The Undersigned understands that the Offering of Units and the operation of the Company's proposed business is subject to numerous conflicts of interest and risks and has carefully read the description of certain of these conflicts and risks contained in the Statement. The Undersigned is able to bear the economic risk of the investment (i.e., he can afford a complete loss of his investment).

                 4.7 The Undersigned is familiar with the nature of and risks incident to investment in real estate and securities, and has determined (either alone or if need be on the basis of consultation with his business and tax advisors) that the purchase of his Shares is consistent with his investment objectives and income prospects.

                  4.8 The Shares for which the Undersigned subscribes will be acquired for investment and not with a view to the resale or distribution of such Shares; and such Shares is being acquired by the Undersigned for the Undersigned's own account and with the


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Undersigned's own funds and no person, other than the Undersigned, has a direct or indirect beneficial interest in such Shares.

                  4.9 The Undersigned further understands that holding the investment for any pre-defined period of time does not constitute holding for investment or an agreement to hold the Shares for investment and not with a view to resale or distribution.

                  4.10 The Undersigned has adequate means of providing for the Undersigned's current needs and foreseeable personal contingencies, has no need for liquidity in this investment, and anticipates no need now or in the foreseeable future to sell the Shares for which the Undersigned hereby subscribes.

                  4.11 The Undersigned has a net worth of at least $1,000,000 (exclusive of home, home furnishings and automobile), or has and anticipates that the Undersigned will continue to have in the next few years, annual taxable income of at least $200,000.

                  4.12 The Undersigned understands that the Company will engage in a highly competitive business and there can be no assurance that it will be able to operate profitably. This investment involves a high degree of risk and is not recommended for any investor (a) whose marginal Federal income tax bracket, after taking into account the losses incurred as a result of this investment, is not at least 31% for 1994, or (b) who has significant "tax preference items."

                  4.13 The Undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption for private offerings and the fact that the Undersigned is purchasing Shares in the Company without being furnished any offering literature or prospectus other than the Statement. Because the Company has no obligation to effect such registration the Undersigned may have to continue to bear the economic risk of the Undersigned's investment in such Shares for an indefinite period; and the Undersigned will not be permitted to transfer Shares in the absence of an opinion of counsel satisfactory to counsel for the Company that registration is not required under the Securities Act or under applicable state securities laws and unless the Members have waived their right of first refusal pursuant to the provisions of the Statement.

                  4.14 The Undersigned understands that this Offering of the Shares in the Company has not been registered with securities agencies of any State in which they are offered in reliance upon exemptions from registration as a private placement. The Offering of Shares has not been approved or disapproved by the local security authorities passed upon the accuracy or adequacy of the Statement.

                  4.15     (If applicable).  ____________________________ has
acted as the Undersigned's "Purchaser Representative" defined in Rule 501 promulgated under the Securities Act; and



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                           The Undersigned has relied upon the advice of the
Purchaser Representative as to the merits of an investment in the Company and the suitability of that investment for the Undersigned.

                           The Purchaser Representative has confirmed to the
Undersigned, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative and the Company and its affiliates, and any compensation received or to be received as a result of such relationship.

                  4.16 (If 4.15 is not applicable). The Undersigned has, by virtue of the Undersigned's own investment acumen, business experience or independent financial and tax advice, the capability of evaluating the risks and merits of investing in the Units; and the decision of the Undersigned to purchase a Unit in the Company is based upon the Undersigned's independent analysis of the Statement, the Undersigned's financial objectives and the advice of the Undersigned's business and tax advisors.

                  4.17 No assurances are or have been made regarding the tax advantages which may inure to the benefit of the Unit holders nor has any assurance been made that existing tax laws and regulations will not be modified in the future, thus denying to the Unit holders or the Company all or a portion of the tax benefits which may presently be available under existing tax laws and regulations and if all or any part of such tax benefits are disallowed by the Internal Revenue Service, the undersigned may have to pay substantial additional income taxes.

                  4.18 The Undersigned has received no representations or warranties from the Company other than those contained in the Statement.

                  4.19 The address set forth below is the Undersigned's true and correct residence, and the Undersigned has no present intention of becoming a resident of any other state or jurisdiction.

                  4.20 The Undersigned acknowledges that Greenbaum, Rowe, Smith, Ravin & Davis has represented the Company in this transaction and has not acted as counsel to the Undersigned in connection with his investment in the Company. The Undersigned has been advised of his right to retain independent counsel in connection with this investment.

                  4.21 The Undersigned represents, if an individual, that the undersigned is at least 21 years of age.

                  4.22 The Undersigned covenants that the foregoing representations and warrants will be true and accurate as of, and acknowledge that such representations and warranties shall survive, the date of his admission as a member.

         5.       Acknowledgments of the Undersigned.

                  Subscribers residing in one of the states noted below acknowledge and/or represent as follows:


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NOTICE TO RESIDENTS OF ALL STATES:

                  IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF NEW YORK ONLY:

                  THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         6.       Indemnification by the Undersigned.

                  The Undersigned acknowledges that the Undersigned understands the meaning and legal consequences of the representation and warranties in Paragraphs 4 and 5 hereof and the Undersigned hereby agrees to indemnify and hold harmless the Company and its directors and officers thereof from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

         7.       Share Escrow; Voting.

                  (a) Subscriber hereby acknowledges and agrees that not later than the effective date (the "Effective Date") of the registration statement with respect to the Company's initial public offering (the "Initial Public Offering"), all Shares purchased by Subscriber pursuant hereto will be placed in escrow, in accordance with the terms of an escrow agreement, substantially in the form attached hereto as Exhibit A, until the earlier of (i) the occurrence of the first merger, exchange of capital stock, asset acquisition or other similar business


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combination (a "Business Combination"), (ii) 18 months from the Effective Date or (iii) 24 months from the Effective Date if prior to the expiration of such 18-month period the Company has become a party to a letter of intent or a definitive agreement to effect a Business Combination, in which case such period shall be extended by six months.

                  (b) In connection with any stockholder vote relating to the approval of a Business Combination, the Subscriber by his signature below hereby agrees with respect to the Shares and to any other shares of Common Stock hereafter owned, beneficially or of record, by him, his successors or to vote such shares of Common Stock in accordance with the vote with respect to such Business Combination of the majority of the shares beneficially owned by stockholders other than officers and directors and purchasers of shares from the Company in offerings preceding the Initial Public Offering made in reliance on exemptions from the registration requirements of the Act (the "non-affiliated stockholders").

                  (c) In connection with any stockholder vote relating to a liquidation of the Company (a "Liquidation Proposal") or due to the failure of the Company to effect a Business Combination within 18 months of the Effective Date or 24 months of the Effective Date, if prior to the expiration of such 18-month period the Company has become a party to a letter of intent or a definitive agreement to effect a Business Combination, the Subscriber by his signature below hereby agrees with respect to the Shares and to any other shares of Common Stock hereafter owned, beneficially or of record, by him, his successors or assigns to vote all such shares of Common Stock in accordance with the vote with respect to such Liquidation Proposal of the majority of the shares beneficially owned by non-affiliated stockholders.

                  (d) Subscriber hereby waives his right (i) to receive any distribution with respect to the Shares if a Liquidation Proposal is approved and (ii) to participate in an offer by the Company to Stockholders to redeem their Share of Common Stock in connection with a Business Combination.

                  (e) If, in connection with the Initial Public Offering, the staff of the SEC, the National Association of Securities Dealers, Inc. or any other governmental agency or body (collectively, the "Authorities") requires, as a condition to its approval of the Initial Public Offering or the listing of the Company's securities on the National Association of Securities Dealers, Inc. Automated Quotation System, a reduction in the aggregate number of shares owned by the officers, directors and initial stockholders (the total number of shares to be purchased thereby being 85,000), the Subscriber hereby agrees (i) that the number of shares owned by each such person (and including the Subscriber) shall be reduced pro rata, based upon the number of shares owned by each such person as a percentage of the shares owned by all of them (or by such other method as may be required by any of the Authorities) and (ii) the Subscriber shall return to the Company the number of shares of Common Stock by which the Shares are so reduced (the determination of the Company in respect thereto to be final and conclusive, absent manifest error), subject to the return of the portion of the Subscription Price allocable thereto.

                  (f) Subscriber hereby agrees, that (i) Subscriber will not sell, transfer or convey any shares purchased hereby for a period of two years from the Effective Date without the prior written consent of the Company (and if Comprehensive Capital Corporation (the


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"Proposed Underwriter") is the managing or principal underwriter of the Initial
Public Offering, of the Proposed Underwriter); provided that subject to compliance with applicable securities laws, any such Subscriber may transfer his or her stock to a member of his or her family (with the consent of the Proposed Underwriter which will not be unreasonably withheld) or in the event of death by will or operation of law, provided that any such transferee shall agree as a condition to such transfer to be bound by the restrictions on transfer applicable to the Subscriber and the Subscriber continues to be deemed the beneficial owner of the shares so transferred in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and (ii) if the Proposed Underwriter is the managing or principal underwriter of the Initial Public Offering, that (x) for a period of three years commencing two years after the Effective Date, all public sales of shares of Common Stock purchased pursuant hereto will be effected through or with the Proposed Underwriter on an exclusive basis, provided that the Proposed Underwriter's services are reasonably competitive with those of other brokerage firms as to both price and execution and (y) for a period of three years commencing two years from the Effective Date, if Subscriber proposes to sell the shares of Common Stock purchased pursuant hereto in a private transaction pursuant to a bona fide third party offer, then the investor will so notify the Proposed Underwriter in writing, which will have the right, for a five-day period after receipt of such notice, to purchase (or sell to a suitable purchaser) such shares on the same terms as contained in such offer; provided, if, thereafter, the terms of the sale are modified in any material respect, Subscriber will so notify the Proposed Underwriter which will have the same rights as with respect to the original proposed sale as set forth above.

         8.       Responsibility.

                  The Company and its directors and officers shall not be liable, responsible or accountable in damages or otherwise to the Undersigned for any act or omission performed or omitted by them in good faith on behalf of the Company and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company, provided that the Company and its directors and officers were not guilty of gross negligence, willful misconduct, fraud or bad faith with respect to such acts or omissions.

         9.       Miscellaneous.

                  9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  9.2 Entire Agreement. This Agreement, contains the entire agreement between the parties hereto with respect to the subject matter hereof. The provisions of this Agreement may not be modified or waived except in writing and signed by the party to be charged.

                  9.3 Headings. The headings of this Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any term or provision hereof.



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                  9.4 Heirs and Assigns. This Agreement and the rights, powers and duties set forth herein, binds and inures to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.

                  9.5 Assignment. The Undersigned may not assign any of his rights or participation in and under this Agreement without the prior written consent of the Company and any attempted assignment without such consent shall be void and without effect.

                  IN NO EVENT, EXCEPT IN THE EVENT OF FRAUD, GROSS NEGLIGENCE OR WILLFUL MISREPRESENTATION, WILL THE COMPANY, ITS DIRECTORS AND OFFICERS, ANY SUBSIDIARIES, AFFILIATES, OFFICERS OR DIRECTORS THEREOF, OR PROFESSIONAL ADVISORS ENGAGED BY ANY OF THEM BE LIABLE IF FOR ANY REASON IT SHALL BE DETERMINED THAT THE TAX AND ECONOMIC BENEFITS CONTEMPLATED TO BE AFFORDED TO THE MEMBERS AS A RESULT OF THE PROPOSED INVESTMENT ARE NOT AVAILABLE IN WHOLE OR IN PART.

                  IN WITNESS WHEREOF, the Undersigned has executed this Subscription Agreement as of the 29th day of August, 1995.


---------------------------------           ---------------------------------
WITNESS                                              SIGNATURE

---------------------------------           ---------------------------------
SOCIAL SECURITY NUMBER                      NAMED TYPED OR PRINTED


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MAILING ADDRESS                             RESIDENCE ADDRESS


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CITY, STATE AND ZIP CODE                    CITY, STATE AND ZIP CODE


Accepted and Agreed to:
Acquisition Corporation II

BY:
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     Arthur H. Goldberg, Chairman


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